Other Liabilities (Details) - CLP ($) $ in Millions		Dec. 31, 2019	Dec. 31, 2018
Miscellaneous liabilities [abstract]
Accounts and notes payable		$ 231,465	$ 176,826
Securities unliquidated		134,253	106,071
Income received in advance	[1]	125,418	5,743
Documents intermediated	[2]	80,190	53,492
Cobranding		30,186	36,081
VAT payable		4,523
Insurance payments		1,157	992
Outstanding transactions		792	616
Others		23,683	18,984
Total		$ 631,667	$ 398,805

[1]	On January 28, 2019, Banco de Chile and its subsidiary Banchile Corredores de Seguros Ltda. informed that they have entered into a strategic alliance with the insurance companies Chubb Seguros Chile S.A. and Chubb Seguros de Vida Chile S.A. The framework of the strategic alliance establishes the general terms and conditions pursuant to which the Bank will grant, for a period of 15 years, exclusive access to the Companies to provide insurances to clients via face-to-face and digital channels of the Bank, through Banchile, subject to the exceptions agreed upon by the parties. The aforementioned Agreement included an initial payment on the date of the signing of the contracts, in accordance with the terms and conditions thereof, and annual payments subject to compliance with insurance sales objectives during the agreement lifetime. On June 4, 2019, Banco de Chile received the payment from the Insurance Companies for an amount of Ch$149,061 million, which was recorded according to IFRS 15. The related income is recognized over time, depending on compliance with the associated performance obligation.
[2]	This item mainly includes financing of simultaneous operations performed by subsidiary Banchile Corredores de Bolsa S.A.